SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 11, 2018

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation)	1-12298 (Regency Centers Corporation)	59-3191743 (Regency Centers Corporation)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:  (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.   ☐

Item 2.02	Regulation FD Disclosure.

On January 11, 2018, Regency Centers Corporation (the “Company”) issued a press release announcing certain components of its initial 2018 earnings guidance and updating its previously announced 2017 earnings guidance. The press release also references a complete listing of guidance components posted on the Company’s investor relations website. A copy of the press release is furnished as Exhibit 99.1 to this report.

On January 11, 2018, the Company posted on its website, at www.regencycenters.com, the supplemental information for certain components of its initial 2018 earnings guidance and updating its previously announced 2017 earnings guidance, which is attached as Exhibit 99.2.

The information in this report, including the referenced presentation materials, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Forward-Looking Statements

The furnished exhibits contain forward-looking statements that involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1     Press release of Regency Centers Corporation dated January 11, 2018

Exhibit 99.2     Supplemental information posted on its website on January 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)

January 11, 2018	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President Finance and Principal Accounting Officer

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